EXHIBIT 10a

                                  April 2, 1998

Smith-Midland Corporation
Attn: Bob McElhinney
PO Box 300
Midland, VA  22728


                              Re: Myers Trust Notes

Dear Bob:

      This letter is to confirm our understanding that the notes' (four) due dates have been by agreement extended to June 26, 1998. However, this is the last extension.

      Thank you.

                                           Very Sincerely,

                                           /s/ Roderic H. Slayton
                                           Roderic H. Slayton